THE GABELLI DIVIDEND & INCOME TRUST One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information:

Carter Austin

Laurissa Martire

(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE Rye, New York November 18, 2019	NYSE – GDV CUSIP – 36242H104

GABELLI DIVIDEND & INCOME TRUST

FIRST RIGHTS OFFERING

NEARLY $100 MILLION OVER-SUBSCRIBED AND

RAISING $164 MILLION

Rye, NY – The Board of Trustees of The Gabelli Dividend & Income Trust (NYSE:GDV) (the “Fund”) is pleased to announce the successful completion of its first transferable rights offering (the “Offering”) in which the Fund will issue 8,243,243 common shares, for gross proceeds totaling $164,864,860.

The Offering was over-subscribed.    Pursuant to the Offering, the Fund issued one transferable right (a “Right”) for each common share of the Fund to shareholders of record (record date shareholders) as of October 7, 2019. Holders of Rights were entitled to purchase common shares by submitting ten Rights and $20.00 for each share to be purchased (the subscription price). The Offering expired at 5:00 PM Eastern Time on November 15, 2019 and the Rights no longer trade on the New York Stock Exchange.

Preliminary results indicate that the Fund received total subscriptions of approximately $257 million (including over-subscription requests and notices of guaranteed delivery) for 156% of the common shares available to be issued pursuant to the primary subscription. Approximately 49% of the shares were subscribed for in the primary subscription and the remaining shares were subscribed for pursuant to the over-subscription privilege.

The over-subscription requests exceeded the over-subscription shares available. As a result, the available over-subscription shares will be allocated pro rata among those fully exercising record date shareholders who over-subscribed based on the number of Rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments.

The new common shares subscribed for will be issued on or about November 21, 2019.

Any common shares issued as a result of the Offering will be eligible for the Fund’s monthly December distribution to be paid on December 20, 2019 to shareholders of record on December 13, 2019 but will not be record date shares for the Fund’s monthly November distribution to be paid on November 21, 2019.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement contains this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Dividend & Income Trust is a diversified, closed-end management investment company with $2.5 billion in total net assets whose primary investment objective is to provide a high level of total return with an emphasis on dividends and income. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).